Exhibit 10.21
SECOND AMENDMENT TO
ASSET PURCHASE AGREEMENT
     THIS SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Second Amendment”) is entered into as of November 16, 2005, by and between CORNERSTONE PHARMACEUTICALS LTD., an Anguilla company (“Cornerstone”), and VINTAGE PHARMACEUTICALS, LLC, a Delaware limited liability company (“Vintage”).
RECITALS:
     A. Cornerstone and Vintage are parties to that certain Asset Purchase Agreement, dated as of July 20, 2004 (the “Agreement”), as amended in May, 2005;
     B. The parties desire to amend certain provisions of the Agreement.
     NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereby agree as follows:
     SECTION 1. DEFINED TERMS. Capitalized terms used in this Second Amendment, unless otherwise defined herein, shall have the meanings given such terms in the Agreement.
     SECTION 2. RECITALS. The recitals set forth above are incorporated herein by reference, as if fully restated herein.
     SECTION 3. STATUS OF AGREEMENT. The Agreement, as amended, hereby remains in full force and effect, and, except to the extent expressly set forth in this Second Amendment, shall not be deemed waived, modified, superseded or otherwise affected in any respect.
     SECTION 4. AMENDMENTS TO AGREEMENT. Section 3.02(iii) is amended by replacing “November 1, 2005,” with “February 1, 2006.”
     SECTION 5. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of date first above written.

CORNERSTONE PHARMACEUTICALS LTD.		VINTAGE PHARMACEUTICALS, LLC

By:	/s/ Craig A. Collard	By:	/s/ William S. Propst, Jr.

Name:	Craig A. Collard	Name:	William S. Propst, Jr.
Its:	CEO	Its:	President